Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 / 4

2. AMENDMENT/MODIFICATION NO:	3. EFFECTIVE DATE	4. REQUISITION/PURC	5. PROJECT NO. *(If applicable)*
Nine (9)	See block 16C	N/A	N/A

6. ISSUED BY CODE	7. ADMINISTERED BY *(If other than Item 6)* CODE
Biomedical Advanced Research and Development Authority U.S. Department of Health and Human Services 330 Independence Avenue, SW Room G640 Washington, DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*		9A. AMENDMENT OF SOLICITATION NO.
BioCryst Pharmaceuticals, Inc. 2190 Parkway Lake Drive Birmingham, AL 35244 DUNS 61-819-4609 TIN 62-1413174		9B. DATED *(SEE ITEM 11)*
	X	10A.MODIFICATION OF CONTRACT/ ORDER HHSO100200700032C
CODE / FACILITY CODE		10B. DATED *(SEE ITEM 13)* 01-03-07

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
SOCC: DOC# TIN# LOC# CAN#

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.232-20 (April-84) Limitation of Cost
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor [] is not, [X] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible)*
PURPOSE: The purpose of this modification is to:

1. Reflect agreement on the path forward in the advanced development of peramivir (all future advanced development activities must be limited to i.v. formulation for complicated influenza); Articles B, F and J of the contract are modified as described in the attached pages.
2. Add Optional CLIN to purchase Shionogi & Co. Ltd. data as required.
3. Increase the total contract amount by $77,190,718 from $102,661,429 to $179,852,147.
4. Extend the contract completion date by 12 months from December 31, 2010 to December 31, 2011.

Except as provided herein, all terms and conditions referenced in item 9A or 10A remain in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Schuyler T. Eldridge	
15B. CONTRACTOR/OFFEROR _______________ *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY _______________ *(Signature of Contracting Officer)*	16C. DATE SIGNED

NSN 7540-01-152-8070 OMB No. 0990—0115 **STANDARD FORM 30** (REV. 10-83)